UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4351

Name of Fund:  Mercury Global Holdings, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Mercury Global Holdings, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ,
08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 05/31/03

Item 1 - Attach shareholder report




(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Semi-Annual Report
May 31, 2003


Mercury Global
Holdings, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Mercury Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF MAY 31, 2003

Ten Largest                       Percent of
Equity Holdings                   Net Assets

3M Co.                                2.9%

Intel Corporation                     2.8

HSBC Holdings PLC                     2.8

Rogers Communications, Inc. 'B'       2.6

Porsche AG (Preferred)                2.5

ENI SpA                               2.3

Samsung Electronics                   2.2

Unicredito Italiano SpA               2.1

Hennes & Mauritz AB 'B'               2.1

Microsoft Corporation                 2.0




Five Largest                      Percent of
Industries*                       Net Assets

Commercial Banks                      8.2%

Semiconductors & Semiconductor
Equipment                             7.4

Software                              7.4

Oil & Gas                             6.4

Specialty Retail                      5.8


*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



May 31, 2003, Mercury Global Holdings, Inc.


DEAR SHAREHOLDER


We are pleased to present to you this semi-annual report for Mercury Global Holdings, Inc. For the six-month period ended May 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total investment returns of -0.39%, -0.88%, -0.89% and -0.38%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) This compared with a total return of +3.93% (in U.S. dollars) for the unmanaged benchmark Morgan Stanley Capital International (MSCI) World Index. This relative investment comparison continues the experience of the Fund from the prior six-month period ended November 30, 2002. Large-capitalization growth stocks in the major global markets encountered the worst relative investment performance in comparison to small- and mid-capitalization companies globally for the six months ended
May 31, 2003.


Portfolio Matters
Starting in December 2002, we progressively shifted the portfolio in the direction of a lower-weighted average market capitalization. We believe that this change in strategy has begun to improve the relative investment performance of the Fund. In addition, we moved the industry structure of the portfolio to reflect what we believe will emerge as the new growth industries during the coming years. We also increased the Fund's investment exposure to stocks in several non-U.S. markets where the currencies were appreciating compared to the U.S. dollar.

Also in December 2002, we began to assume that the relatively rapid real growth of the Chinese economy, that is, about 6% - 8+% on an annualized quarterly basis, was likely to continue for the foreseeable future. In 2002, the Chinese economy became the sixth-largest economy in the world on the basis of estimates of real gross domestic product. The admission of China to the World Trade Organization apparently facilitated the rapid expansion of exports and a sizeable trade surplus, which is available to finance the domestic capital investment in public and business infrastructure. These projects range from the Great Gorges Dam to roads, airports, new and expanded power generation and distribution systems, and new and expanded water and sanitation systems. A wide range of industrial and manufacturing enterprises, combined with mainland China and foreign capital investors, took advantage of the relatively very low wage rates in China to produce exports with a significant price advantage in almost every developed foreign market, including other major economies in Asia.

We invested in materials, energy and industrial companies, which we believe will benefit over the next few years from a possible continuation of the above-average rates of real growth of investment in public and private infrastructure in China. Some economists and portfolio strategists believe that the Chinese economy is absorbing almost one-third of the global production of basic materials, such as copper and iron ore and hot-rolled and cold-rolled sheet steel products. In 2002, Chinese households increased their demand for motor vehicles by 50%, to about one million vehicles. Additionally, Intel Corporation increased its sales of microprocessors to Chinese computer manufacturers in 2002 by 50%, a level of sales that represented 10% of Intel's total revenue for the year. Logically, as the demand for personal vehicles and commercial truck, rail and air transportation increases in China, the demand for petroleum products will rise at a relatively rapid rate.



May 31, 2003, Mercury Global Holdings, Inc.


For the six-month period ended May 31, 2003, almost 9.5% of the Fund's net assets were invested in energy companies, reflecting our assumption that the demand for oil and gas was likely to grow at a pace in excess of that experienced in recent years. The relatively large size of the Chinese economy and the apparently still early stage of its industrial development leads us to believe that the demands of China's programs will continue to drive the global demand for energy, other basic materials and industrial products. The Fund has more than 11% of net assets invested in stocks of companies in the industrial sector. More than 8% of net assets were invested in major materials companies in the United States, Australia, Brazil, South Korea and Hong Kong. The substantial decline in the foreign exchange value of the U.S. dollar compared to the euro and the yen, particularly during the last 18 months, created a better opportunity for U.S.-based manufacturers to sell products to the Chinese compared to their competitors in Euroland and Japan.

The Fund's stock investment exposure to companies in Australia and Canada, which were 4.8% and 8.8% of net assets, respectively, at May 31, 2003, positively contributed to investment returns as the currencies of these countries appreciated relative to the U.S. dollar. Australia and Canada are both basic materials and energy-based economies, which have gained in terms of private corporate profits as world demand increased for these materials during the last three years despite the 2001 recession in the United States, a possible 2003 recession in several Western European nations and the recent collapse of domestic demand in Japan. These factors help explain the degree of strength of the demand by the Chinese government for basic materials and energy in their ongoing development programs.


Market Outlook
In our opinion, social and political factors including the outbreak of Severe Acute Respiratory Syndrome (SARS) in China, the nuclear missile threats of North Korea and the U.S. military action in Iraq derailed global equity markets during the last six months. These developments were unpredictable in terms of their scope and outcome. Global equity markets responded by declining for an unpredictable time and an indeterminate degree. We kept the Fund invested in stocks with a relatively modest cash reserve because of our inability to forecast these developments. Most recently, global equity markets appear to be recovering from these events.



May 31, 2003, Mercury Global Holdings, Inc.


We believe the Bush administration is taking an ambitious approach in attempting to improve the rate of real growth of the U.S. economy by its tax-cut program for household and business sectors. We feel that the U.S. Federal Reserve Board policymakers' concern about the development of deflation rather than inflation was the correct strategy. Recent policy action by the European Central Bank to lower interest rates appears to be a move in the right direction, given the malaise of the euro economies that began more than a year ago. In our opinion, more aggressive fiscal and monetary stimulus by European leaders would help to improve Europe's economy. We believe the major developed economies cannot generate much-needed opportunities for job growth by relying on stimulus from the well above-average real economic growth of the Chinese economy. Some strategists are concerned about the strength of the Australian and Canadian currencies as a result of their healthy economies. In our opinion, these economies are doing well because their private corporations are producing basic materials and energy products that are in demand by the Chinese. Another concern is that there seems to be a shortage of natural gas supply in North America and Asia. We would also note that U.S.-based oil reserves continue to decline with relatively few years left in developed reserves.

The Fund has more stock investments in the consumer discretionary, materials, industrials and energy sectors than the respective weightings in the MSCI World Stock Index. We believe that recent U.S. fiscal and monetary policies are likely to improve the rate of growth of jobs and rate of growth of real economic growth. In our opinion, policy actions by the leaders of the largest economy in the world, in conjunction with the expansionary fiscal and monetary policies of China, may cause an improvement in the rates of real growth globally. A gradual abatement of social, political and military tensions in the Middle East and Asia, as well as progress in the control over the spread of SARS, may lead to a broader improvement in the valuations of many of the major equity markets worldwide.


In Conclusion
On June 13, 2003, the Fund's shareholders approved a plan of reorganization, whereby Merrill Lynch Global Growth Fund, Inc. would acquire all of the assets and would assume all of the liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Global Growth Fund, Inc.

We thank you for your investment in Mercury Global Holdings, Inc.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and
Portfolio Manager


June 18, 2003



May 31, 2003, Mercury Global Holdings, Inc.


PROXY RESULTS

During the six-month period ended May 31, 2003, Mercury Global
Holdings, Inc.'s shareholders voted on the following proposal. The proposal was adjourned at a shareholders' meeting on May 16, 2003.
The proposal was approved at a shareholders' meeting on June 13, 2003. A description of the proposal and number of shares voted are as follows:


                                          Shares Voted    Shares Voted    Shares Voted
                                              For           Against         Abstain
1. To approve a plan of reorganization
   between the Fund and Merrill Lynch
   Global Growth Fund, Inc.                11,902,612       380,674         410,476




FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers multiple classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Prior to April 3, 2000, Class A Shares were designated Class D Shares and Class I Shares were designated Class A Shares.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



May 31, 2003, Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS

                                                              Ten-Year/
                             6-Month          12-Month     Since Inception
As of May 31, 2003         Total Return     Total Return     Total Return

Class A*                       -0.39%          -18.04%          + 1.30%
Class B*                       -0.88           -18.82           + 7.82
Class C*                       -0.89           -18.61           - 5.27
Class I*                       -0.38           -17.91           +19.59
MSCIWorld Index**              +3.93           - 9.86       +72.53/+50.31


*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I and Class B Shares and from 10/21/94 for Class A and C Shares.
**The Morgan Stanley Capital International World Index is an unmanaged U.S. dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.



May 31, 2003, Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 5/31/03                    -18.04%        -22.34%
Five Years Ended 5/31/03                  - 7.34         - 8.33
Inception (10/21/94) through 5/31/03      + 0.15         - 0.47

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 5/31/03                    -18.82%        -22.06%
Five Years Ended 5/31/03                  - 8.07         - 8.25
Ten Years Ended 5/31/03                   + 0.76         + 0.76

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 5/31/03                    -18.61%        -19.43%
Five Years Ended 5/31/03                  - 8.06         - 8.06
Inception (10/21/94) through 5/31/03      - 0.63         - 0.63

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 5/31/03                    -17.91%        -22.22%
Five Years Ended 5/31/03                  - 7.11         - 8.11
Ten Years Ended 5/31/03                   + 1.80         + 1.26

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



May 31, 2003, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.

                                                                                         In U.S. Dollars
                         Shares                                                                    Percent of
Industry*                 Held                       Common Stocks                       Value     Net Assets
LATIN AMERICA

Brazil

Metals &                32,000      Companhia Vale do Rio Doce                       $    938,271       1.1%
Mining

                                    Total Common Stocks in Latin America
                                    (Cost--$919,225)                                      938,271       1.1


NORTH AMERICA

Canada

Auto                    19,200      Magna International Inc. 'A'                        1,275,619       1.5
Components

Commercial              56,100      Barrick Gold Corporation                              976,327       1.1
Banks

Communications          32,100      Petro-Canada                                        1,218,739       1.4
Equipment

Gas Utilities           52,700      TransCanada Corporation                               932,506       1.1

Media                  161,800   ++ Rogers Communications, Inc. 'B'                     2,297,459       2.6

Metals &                53,100      Suncor Energy, Inc.                                   977,476       1.1
Mining

                                    Total Common Stocks in Canada                       7,678,126       8.8


United States

Aerospace &             17,100      General Dynamics Corporation                        1,142,622       1.3
Defense                 15,000      United Technologies Corporation                     1,023,750       1.2
                                                                                     ------------    -------
                                                                                        2,166,372       2.5

Air Freight &           18,900      United Parcel Service, Inc. (Class B)               1,179,927       1.3
Logistics

Beverages               20,100      The Coca-Cola Company                                 915,957       1.0

Biotechnology           14,100   ++ Amgen Inc.                                            912,411       1.0
                        19,100   ++ Gilead Sciences, Inc.                               1,007,716       1.1
                        10,600   ++ WellPoint Health Networks Inc.                        904,604       1.0
                                                                                     ------------    -------
                                                                                        2,824,731       3.1

Chemicals               26,900      E.I. du Pont de Nemours and Company                 1,133,566       1.3

Communications          48,600   ++ Cisco Systems, Inc.                                   791,208       0.9
Equipment

Computers &             12,000      International Business Machines
Peripherals                         Corporation                                         1,056,480       1.2




May 31, 2003, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                         In U.S. Dollars
                         Shares                                                                    Percent of
Industry*                 Held                       Common Stocks                       Value     Net Assets
NORTH AMERICA (continued)

United States (continued)

Diversified             32,900      SBC Communications Inc.                          $    837,634       1.0%
Telecommunication       43,300      Verizon Communications                              1,638,905       1.9
Services                                                                             ------------    -------
                                                                                        2,476,539       2.9

Energy                   7,900      Baker Hughes Incorporated                             261,095       0.3
Equipment &             10,200      Diamond Offshore Drilling, Inc.                       231,948       0.3
Service                                                                              ------------    -------
                                                                                          493,043       0.6

Food & Staples          31,200      SYSCO Corporation                                     965,328       1.1
Retailing

Health Care             20,100      Medtronic, Inc.                                       979,473       1.1
Equipment &             14,400      Stryker Corporation                                   969,696       1.1
Supplies                13,900   ++ Varian Medical Systems, Inc.                          774,925       0.9
                        19,300   ++ Zimmer Holdings, Inc.                                 865,798       1.0
                                                                                     ------------    -------
                                                                                        3,589,892       4.1

Health Care              7,000   ++ AdvancePCS                                            232,470       0.3
Providers &             12,200   ++ Anthem, Inc.                                          894,870       1.0
Services                 4,700      Health Management Associates, Inc. (Class A)           87,656       0.1
                         9,600      UnitedHealth Group Incorporated                       921,024       1.1
                                                                                     ------------    -------
                                                                                        2,136,020       2.5

Hotels,                 10,500   ++ International Game Technology                         924,420       1.1
Restaurants &
Leisure

Household Products       9,800      The Procter & Gamble Company                          899,836       1.0

Industrial              20,100      3M Co.                                              2,542,047       2.9
Conglomerates

Internet &              11,500   ++ eBay Inc.                                           1,169,665       1.3
Catalog Retail

Machinery                7,100      Danaher Corporation                                   475,132       0.5
                        20,900      Deere & Company                                       912,703       1.0
                        14,500      ITT Industries, Inc.                                  908,570       1.0
                        14,200      Illinois Tool Works Inc.                              881,110       1.0
                                                                                     ------------    -------
                                                                                        3,177,515       3.5

Media                   11,400   ++ Clear Channel Communications, Inc.                    463,980       0.6

Paper & Forest          32,400      International Paper Company                         1,188,108       1.4
Products

Semiconductors &        54,800   ++ Altera Corporation                                  1,056,544       1.2
Semiconductor          118,800      Intel Corporation                                   2,475,792       2.8
Equipment               36,600   ++ Xilinx, Inc.                                        1,093,242       1.2
                                                                                     ------------    -------
                                                                                        4,625,578       5.2




May 31, 2003, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                         In U.S. Dollars
                         Shares                                                                    Percent of
Industry*                 Held                       Common Stocks                       Value     Net Assets
NORTH AMERICA (concluded)

United States (concluded)

Software                47,200   ++ Citrix Systems, Inc.                             $  1,030,376       1.2%
                        22,000   ++ Electronic Arts Inc.                                1,508,320       1.7
                        24,100   ++ Mercury Interactive Corporation                       947,371       1.1
                        69,000      Microsoft Corporation                               1,698,090       2.0
                        22,300   ++ Symantec Corporation                                1,008,406       1.2
                                                                                     ------------    -------
                                                                                        6,192,563       7.2

Specialty Retail        31,600      Lowe's Companies, Inc.                              1,335,416       1.5
                        50,700      The TJX Companies, Inc.                               922,740       1.1
                                                                                     ------------    -------
                                                                                        2,258,156       2.6

                                    Total Common Stocks in the United States           43,170,931      49.3

                                    Total Common Stocks in North America
                                    (Cost--$50,523,735)                                50,849,057      58.1

PACIFIC BASIN/ASIA

Australia

Commercial              37,600      Australia and New Zealand Banking
Banks                               Group Ltd.                                            454,023       0.5

Food & Staples          81,900      Woolworths Limited                                    653,784       0.7
Retailing

Industrial              27,500      Wesfarmers Limited                                    449,622       0.5
Conglomerates

Media                  105,400      The News Corporation Limited                          798,107       0.9

Metals & Mining        180,000      BHP Billiton Limited                                1,008,754       1.2

Oil & Gas              116,300      Woodside Petroleum Limited                            867,760       1.0

                                    Total Common Stocks in Australia                    4,232,050       4.8


Hong Kong

Construction &         248,000      Cheung Kong Infrastructure Holdings
Engineering                         Limited                                               511,979       0.6

Electric Utilities     968,600      Huaneng Power International, Inc. 'H'               1,006,015       1.1

Electrical             410,500      Johnson Electric Holdings Limited                     484,257       0.6
Equipment

Oil & Gas              363,000      CNOOC Limited                                         507,351       0.6
                     2,212,000      China Petroleum and Chemical
                                    Corporation 'H'                                       473,671       0.5
                     3,016,000      PetroChina Company Limited                            746,386       0.9
                                                                                     ------------    -------
                                                                                        1,727,408       2.0

Specialty Retail       108,500      Esprit Holdings Limited                               229,556       0.2

                                    Total Common Stocks in Hong Kong                    3,959,215       4.5




May 31, 2003, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                         In U.S. Dollars
                         Shares                                                                    Percent of
Industry*                 Held                       Common Stocks                       Value     Net Assets
PACIFIC BASIN/ASIA (concluded)

South Korea

Chemicals                6,600      LG Chem, Ltd.                                    $    245,721       0.3%

Diversified             11,900      KT Corporation                                        458,831       0.5
Telecommunication
Services

Metals & Mining          4,300      POSCO                                                 383,292       0.5

Semiconductors &         7,200      Samsung Electronics                                 1,934,328       2.2
Semiconductor
Equipment

                                    Total Common Stocks in South Korea                  3,022,172       3.5

                                    Total Common Stocks in the Pacific
                                    Basin/Asia (Cost--$10,692,448)                     11,213,437      12.8


WESTERN EUROPE

France

Automobiles             29,400      PSA Peugeot Citroen                                 1,343,386       1.5

Food & Staples          21,300      Carrefour SA                                          953,729       1.1
Retailing

Media                   23,200      Societe Television Francaise 1                        685,987       0.8

                                    Total Common Stocks in France                       2,983,102       3.4


Germany

Distributors            10,500      Medion AG                                             495,218       0.5

Software                 1,300      SAP AG (Systeme, Anwendungen,
                                    Produkte in der Datenverarbeitung)                    145,943       0.2

                                    Total Common Stocks in Germany                        641,161       0.7


Italy

Commercial Banks       408,700      Unicredito Italiano SpA                             1,869,894       2.1

Oil & Gas              123,000      ENI SpA                                             1,984,823       2.3

                                    Total Common Stocks in Italy                        3,854,717       4.4


Netherlands

Beverages               12,000      Heineken NV                                           431,176       0.5

                                    Total Common Stocks in the Netherlands                431,176       0.5




May 31, 2003, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                         In U.S. Dollars
                         Shares                                                                    Percent of
Industry*                 Held                       Common Stocks                       Value     Net Assets
WESTERN EUROPE (continued)

Russia

Oil & Gas               19,750      YUKOS (ADR)**                                    $    995,400       1.1%

                                    Total Common Stocks in Russia                         995,400       1.1


Spain

Commercial              28,000      Banco Popular Espanol SA                            1,481,948       1.7
Banks

Specialty               35,900      Industria de Disenso Textil, SA                       808,585       0.9
Retail

                                    Total Common Stocks in Spain                        2,290,533       2.6


Sweden

Specialty Retail        79,100      Hennes & Mauritz AB 'B'                             1,822,686       2.1

                                    Total Common Stocks in Sweden                       1,822,686       2.1


Switzerland

Health Care             13,700      Alcon, Inc.                                           582,250       0.7
Equipment & Supplies

                                    Total Common Stocks in Switzerland                    582,250       0.7


United Kingdom

Beverages               85,200      Diageo PLC                                            914,298       1.0

Commercial Banks       204,400      HSBC Holdings PLC                                   2,414,476       2.8

Household Products      37,700      Reckitt Benckiser PLC                                 734,396       0.8

Media                   52,700   ++ British Sky Broadcasting
                                    Group PLC ("BSkyB")                                   572,441       0.7

Metals & Mining         48,600      Rio Tinto PLC (Registered Shares)                     952,301       1.1

                                    Total Common Stocks in the United Kingdom           5,587,912       6.4

                                    Total Common Stocks in Western
                                    Europe (Cost--$17,882,001)                         19,188,937      21.9




May 31, 2003, Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                         In U.S. Dollars
                      Shares Held/                                                                 Percent of
Industry*         Beneficial Interest               Preferred Stocks                     Value     Net Assets
WESTERN EUROPE (concluded)

Germany

Automobiles              5,821      Porsche AG                                       $  2,234,654       2.5%

                                    Total Preferred Stocks in Western
                                    Europe (Cost--$2,472,652)                           2,234,654       2.5



                                                 Short-Term Securities
                    $5,778,531      Merrill Lynch Liquidity Series, LLC
                                    Cash Sweep Series I (a)                             5,778,531       6.6
                    $2,343,964      Merrill Lynch Liquidity Series, LLC
                                    Money Market Series (a)(b)                          2,343,964       2.7
                     1,262,136      Merrill Lynch Premier Institutional
                                    Fund (a)(b)                                         1,262,136       1.4

                                    Total Short-Term Securities
                                    (Cost--$9,384,631)                                  9,384,631      10.7

                                    Total Investments (Cost--$91,874,692)              93,808,987     107.1
                                    Liabilities in Excess of Other Assets             (6,214,399)      (7.1)
                                                                                     ------------    -------
                                    Net Assets                                       $ 87,594,588     100.0%
                                                                                     ============    =======


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**American Depositary Receipts (ADR).
++Non-income producing security.
(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                                              Dividend/
                                                  Net          Interest
Affiliate                                       Activity        Income

Merrill Lynch Liquidity Series, LLC Cash
Sweep Series I                               $ (8,565,275)    $  63,325
Merrill Lynch Liquidity Series, Money
Market Series                                $     661,153    $  10,876
Merrill Lynch Premier Institutional Fund           794,633    $   8,220


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


STATEMENT OF ASSETS AND
LIABILITIES

As of May 31, 2003

MERCURY GLOBAL HOLDINGS, INC.
Assets:
Investments, at value (including securities loaned of
  $3,424,782) (identified cost--$91,874,692)                                                   $  93,808,987
Cash                                                                                                  13,676
Foreign cash (identified cost--$164,043)                                                             163,781
Receivables:
  Securities sold                                                             $   2,696,904
  Dividends                                                                         404,771
  Capital shares sold                                                               256,696
  Interest                                                                            5,866        3,364,237
                                                                              -------------
Prepaid registration fees and other assets                                                            14,614
                                                                                               -------------
Total assets                                                                                      97,365,295
                                                                                               -------------

Liabilities:
Collateral on securities loaned, at value                                                          3,606,100
Payables:
  Securities purchased                                                            5,944,661
  Capital shares redeemed                                                            80,344
  Investment adviser                                                                 49,427
  Other affiliates                                                                   36,308
  Distributor                                                                         2,915        6,113,655
                                                                              -------------
Accrued expenses and other liabilities                                                                50,952
                                                                                               -------------
Total liabilities                                                                                  9,770,707
                                                                                               -------------

Net Assets:
Net assets                                                                                     $  87,594,588
                                                                                               =============

Net Assets Consist of:
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                 $    101,286
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                       41,541
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                        7,196
Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                    1,548,264
Paid-in capital in excess of par                                                                 167,659,081
  Undistributed investment income--net                                        $     266,021
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                           (83,982,320)
Unrealized appreciation on investments and foreign currency
  transactions--net                                                               1,953,519
                                                                              -------------
Total accumulated losses--net                                                                   (81,762,780)
                                                                                               -------------
Net assets                                                                                     $  87,594,588
                                                                                               =============

Net Asset Value:
Class A--Based on net assets of $5,153,930 and
  1,012,862 shares outstanding                                                                 $        5.09
                                                                                               =============
Class B--Based on net assets of $1,882,368 and
  415,408 shares outstanding                                                                   $        4.53
                                                                                               =============
Class C--Based on net assets of $320,571 and
  71,956 shares outstanding                                                                    $        4.46
                                                                                               =============
Class I--Based on net assets of $80,237,719 and
  15,482,643 shares outstanding                                                                $        5.18
                                                                                               =============

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2003

MERCURY GLOBAL HOLDINGS, INC.
Investment Income:
Dividends (net of $83,021 foreign withholding tax)                                             $     894,271
Interest                                                                                              50,418
Securities lending--net                                                                               19,096
                                                                                               -------------
Total income                                                                                         963,785
                                                                                               -------------

Expenses:
Investment advisory fees                                                      $     318,123
Transfer agent fees--Class I                                                        109,554
Professional fees                                                                    59,736
Printing and shareholder reports                                                     43,151
Accounting services                                                                  41,207
Directors' fees and expenses                                                         39,662
Registration fees                                                                    28,222
Custodian fees                                                                       10,629
Account maintenance and distribution fees--Class B                                   10,000
Transfer agent fees--Class A                                                          7,234
Account maintenance fees--Class A                                                     6,406
Transfer agent fees--Class B                                                          3,477
Account maintenance and distribution fees--Class C                                    2,388
Pricing fees                                                                          1,135
Transfer agent fees--Class C                                                            832
Other                                                                                 8,380
                                                                              -------------
Total expenses                                                                                       690,136
                                                                                               -------------
Investment income--net                                                                               273,649
                                                                                               -------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized loss on:
  Investments--net                                                              (9,395,374)
  Foreign currency transactions--net                                               (29,742)      (9,425,116)
                                                                              -------------

Change in unrealized appreciation/depreciation on:
  Investments--net                                                                8,465,889
  Foreign currency transactions--net                                                 12,384        8,478,273
                                                                              -------------    -------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net                                                               (946,843)
                                                                                               -------------
Net Decrease in Net Assets Resulting from Operations                                           $   (673,194)
                                                                                               =============

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GLOBAL HOLDINGS, INC.

                                                                                For the Six       For the
                                                                                Months Ended     Year Ended
                                                                                  May 31,       November 30,
Increase (Decrease)in Net Assets:                                                   2003            2002
Operations:
Investment income (loss)--net                                                 $     273,649    $   (208,516)
Realized loss on investments and foreign currency
  transactions--net                                                             (9,425,116)     (41,074,753)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                              8,478,273        6,419,957
                                                                              -------------    -------------
Net decrease in net assets resulting from operations                              (673,194)     (34,863,312)
                                                                              -------------    -------------

Capital Share Transactions:
Net decrease net assets derived from capital share transactions                 (4,923,092)     (22,243,513)
                                                                              -------------    -------------

Net Assets:
Total decreasein net assets                                                     (5,596,286)     (57,106,825)
Beginning of period                                                              93,190,874      150,297,699
                                                                              -------------    -------------
End of period*                                                                $  87,594,588    $  93,190,874
                                                                              =============    =============

*Undistributed (accumulated) investment income (loss)--net                    $     266,021    $     (7,628)
                                                                              =============    =============

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                        Class A+++++
                                              For the Six
                                              Months Ended
Increase (Decrease) in                          May 31,             For the Year Ended November 30,
Net Asset Value:                                  2003         2002         2001         2000          1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                       $    5.11    $    6.89    $   11.41    $   17.02    $   14.65
                                               ---------    ---------    ---------    ---------    ---------
Investment income (loss)--net++                      .01        (.02)        (.02)        (.09)          .03
Realized and unrealized gain (loss)
  on investments and foreign
  currency transactions--net                       (.03)       (1.76)       (1.98)        (.88)         4.55
                                               ---------    ---------    ---------    ---------    ---------
Total from investment operations                   (.02)       (1.78)       (2.00)        (.97)         4.58
                                               ---------    ---------    ---------    ---------    ---------
Less distributions from:
  Realized gain on
     investments--net                                 --           --       (2.52)       (4.64)       (2.21)
  In excess of realized gain on
     investments--net                                 --           --       --++++           --           --
                                               ---------    ---------    ---------    ---------    ---------
Total distributions                                   --           --       (2.52)       (4.64)       (2.21)
                                               ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                 $    5.09    $    5.11    $    6.89    $   11.41    $   17.02
                                               =========    =========    =========    =========    =========

Total Investment Return:**
Based on net asset value per
  share                                        (.39%)+++     (25.83%)     (22.73%)     (10.31%)       35.80%
                                               =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                    1.83%*        1.54%        1.45%        1.31%        1.53%
                                               =========    =========    =========    =========    =========
Expenses                                          1.83%*        1.54%        1.45%        1.56%        1.62%
                                               =========    =========    =========    =========    =========
Investment income (loss)--net                      .43%*       (.37%)         .24%       (.64%)         .19%
                                               =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of period
  (in thousands)                               $   5,154    $   5,582    $  10,263    $   9,955    $  10,186
                                               =========    =========    =========    =========    =========
Portfolio turnover                                69.99%      158.49%      107.72%       68.45%      110.82%
                                               =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.
+++++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class B
                                              For the Six
                                              Months Ended
Increase (Decrease) in                          May 31,             For the Year Ended November 30,
Net Asset Value:                                  2003         2002         2001         2000          1999
Per Share Operating Performance:
Net asset value, beginning of
 period                                        $    4.57    $    6.20    $   10.47    $   15.95    $   13.95
                                               ---------    ---------    ---------    ---------    ---------
Investment loss--net++                             (.01)        (.06)        (.07)        (.19)        (.07)
Realized and unrealized gain (loss)
 on investments and foreign
 currency transactions--net                        (.03)       (1.57)       (1.81)        (.77)         4.28
                                               ---------    ---------    ---------    ---------    ---------
Total from investment operations                   (.04)       (1.63)       (1.88)        (.96)         4.21
                                               ---------    ---------    ---------    ---------    ---------
Less distributions from:
 Realized gain on
   investments--net                                   --           --       (2.39)       (4.52)       (2.21)
 In excess of realized gain on
   investments--net                                   --           --       --++++           --           --
                                               ---------    ---------    ---------    ---------    ---------
Total distributions                                   --           --       (2.39)       (4.52)       (2.21)
                                               ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                 $    4.53    $    4.57    $    6.20    $   10.47    $   15.95
                                               =========    =========    =========    =========    =========

Total Investment Return:**
Based on net asset value per
 share                                         (.88%)+++     (26.29%)     (23.44%)     (10.99%)       34.80%
                                               =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                    2.64%*        2.33%        2.24%        2.07%        2.32%
                                               =========    =========    =========    =========    =========
Expenses                                          2.64%*        2.33%        2.24%        2.32%        2.41%
                                               =========    =========    =========    =========    =========
Investment loss--net                             (.42%)*      (1.18%)      (1.00%)      (1.43%)       (.56%)
                                               =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of period
 (in thousands)                                $   1,882    $   2,366    $   6,381    $  12,853    $  19,873
                                               =========    =========    =========    =========    =========
Portfolio turnover                                69.99%      158.49%      107.72%       68.45%      110.82%
                                               =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                          Class C
                                              For the Six
                                              Months Ended
Increase (Decrease) in                          May 31,             For the Year Ended November 30,
Net Asset Value:                                  2003         2002         2001         2000          1999
Per Share Operating Performance:
Net asset value, beginning of
 period                                        $    4.50    $    6.10    $   10.37    $   15.86    $   13.88
                                               ---------    ---------    ---------    ---------    ---------
Investment loss--net++                             (.01)        (.06)        (.07)        (.19)        (.08)
Realized and unrealized gain (loss)
 on investments and foreign
 currency transactions--net                        (.03)       (1.54)       (1.77)        (.76)         4.27
                                               ---------    ---------    ---------    ---------    ---------
Total from investment operations                   (.04)       (1.60)       (1.84)        (.95)         4.19
                                               ---------    ---------    ---------    ---------    ---------
Less distributions from:
 Realized gain on
   investments--net                                   --           --       (2.43)       (4.54)       (2.21)
 In excess of realized gain on
   investments--net                                   --           --       --++++           --           --
                                               ---------    ---------    ---------    ---------    ---------
Total distributions                                   --           --       (2.43)       (4.54)       (2.21)
                                               ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                 $    4.46    $    4.50    $    6.10    $   10.37    $   15.86
                                               =========    =========    =========    =========    =========

Total Investment Return:**
Based on net asset value per share             (.89%)+++     (26.23%)     (23.39%)     (11.01%)       34.84%
                                               =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                    2.64%*        2.34%        2.24%        2.09%        2.32%
                                               =========    =========    =========    =========    =========
Expenses                                          2.64%*        2.34%        2.24%        2.34%        2.41%
                                               =========    =========    =========    =========    =========
Investment loss--net                             (.39%)*      (1.17%)      (1.03%)      (1.42%)       (.60%)
                                               =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of period
 (in thousands)                                $     321    $     559    $   1,086    $   1,361    $   1,220
                                               =========    =========    =========    =========    =========
Portfolio turnover                                69.99%      158.49%      107.72%       68.45%      110.82%
                                               =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $(.01) per share.
+++Aggregate total investment return.

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                        Class I+++++
                                              For the Six
                                              Months Ended
Increase (Decrease) in                          May 31,             For the Year Ended November 30,
Net Asset Value:                                  2003         2002         2001         2000          1999
Per Share Operating Performance:
Net asset value, beginning of
 period                                        $    5.20    $    6.98    $   11.55    $   17.18    $   14.73
                                               ---------    ---------    ---------    ---------    ---------
Investment income (loss)--net++                      .02        (.01)       --++++        (.06)          .06
Realized and unrealized gain (loss)
 on investments and foreign
 currency transactions--net                        (.04)       (1.77)       (2.02)        (.90)         4.60
                                               ---------    ---------    ---------    ---------    ---------
Total from investment operations                   (.02)       (1.78)       (2.02)        (.96)         4.66
                                               ---------    ---------    ---------    ---------    ---------
Less dividends and distributions:
 In excess of investment
   income--net                                        --           --           --        (.02)           --
 Realized gain on
   investments--net                                   --           --       (2.55)       (4.65)       (2.21)
 In excess of realized gain on
   investments--net                                   --           --     --++++++           --           --
                                               ---------    ---------    ---------    ---------    ---------
Total dividends and distributions                     --           --       (2.55)       (4.67)       (2.21)
                                               ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                 $    5.18    $    5.20    $    6.98    $   11.55    $   17.18
                                               =========    =========    =========    =========    =========

Total Investment Return:**
Based on net asset value per share             (.38%)+++     (25.50%)     (22.63%)     (10.08%)       36.20%
                                               =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                    1.58%*        1.29%        1.20%        1.06%        1.28%
                                               =========    =========    =========    =========    =========
Expenses                                          1.58%*        1.29%        1.20%        1.31%        1.38%
                                               =========    =========    =========    =========    =========
Investment income (loss)--net                    (.69%)*       (.12%)         .03%       (.40%)         .44%
                                               =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of period
 (in thousands)                                $  80,238    $  84,684    $ 132,568    $ 212,549    $ 260,168
                                               =========    =========    =========    =========    =========
Portfolio turnover                                69.99%      158.49%      107.72%       68.45%      110.82%
                                               =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
++++++Amount is less than $(.01) per share.
+++Aggregate total investment return.
+++++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.

See Notes to Financial Statements.



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS


MERCURY GLOBAL HOLDINGS, INC.

1. Significant Accounting Policies:
Mercury Global Holdings, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares, Class B Shares and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges or Nasdaq National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options.



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P., ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                         Maintenance Fee       Distribution Fee

Class A                        .25%                   --
Class B                        .25%                 .75%
Class C                        .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund, paid out of fees in the immediate preceding paragraph. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                              FAMD           MLPF&S

Class A                       $55            $  817
Class I                       $88            $2,113



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


For the six months ended May 31, 2003, MLPF&S received contingent deferred sales charges of $3,665 and $11 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended May 31, 2003, MLIM, LLC received $8,848 in securities lending agent fees.

In addition, MLPF&S received $31,095 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

For the six months ended May 31, 2003, the Fund reimbursed FAM $871 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2003 were $60,555,214 and $54,145,746, respectively.

Net realized losses for the six months ended May 31, 2003, and net unrealized gains as of May 31, 2003 were as follows:



                                       Realized         Unrealized
                                        Losses            Gains

Long-term investments              $ (9,395,374)      $   1,934,295
Foreign currency transactions           (29,742)             19,224
                                   -------------      -------------
Total                              $ (9,425,116)      $   1,953,519
                                   =============      =============


As of May 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $1,547,842, of which $4,360,717 related to appreciated securities and $2,812,875 related to depreciated securities. The aggregate cost of investments at May 31, 2003 for Federal income tax purposes was $92,261,145.



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $4,923,092 and $22,243,513 for the six months ended May 31, 2003 and for the year ended November 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months
Ended May 31, 2003                        Shares      Dollar Amount

Shares sold                              594,608      $   2,776,527
Automatic conversion of shares            24,328            117,347
                                   -------------      -------------
Total issued                             618,936          2,893,874
Shares redeemed                        (697,356)        (3,259,310)
                                   -------------      -------------
Net decrease                            (78,420)      $   (365,436)
                                   =============      =============



Class A Shares for the Year
Ended November 30, 2002                   Shares      Dollar Amount

Shares sold                            5,224,420      $  30,442,362
Automatic conversion of shares           231,098          1,431,222
                                   -------------      -------------
Total issued                           5,455,518         31,873,584
Shares redeemed                      (5,854,422)       (34,588,848)
                                   -------------      -------------
Net decrease                           (398,904)      $ (2,715,264)
                                   =============      =============



Class B Shares for the Six Months
Ended May 31, 2003                        Shares      Dollar Amount

Shares sold                               39,180      $     169,668
Automatic conversion of shares          (27,238)          (117,347)
Shares redeemed                        (113,994)          (490,258)
                                   -------------      -------------
Net decrease                           (102,052)      $   (437,937)
                                   =============      =============



Class B Shares for the Year
Ended November 30, 2002                   Shares      Dollar Amount

Shares sold                              143,463      $     824,130
Automatic conversion of shares         (257,211)        (1,431,222)
Shares redeemed                        (397,381)        (2,119,442)
                                   -------------      -------------
Net decrease                           (511,129)      $ (2,726,534)
                                   =============      =============



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class C Shares for the Six Months
Ended May 31, 2003                        Shares      Dollar Amount

Shares sold                                  650      $       2,746
Shares redeemed                         (53,002)          (228,394)
                                   -------------      -------------
Net decrease                            (52,352)      $   (225,648)
                                   =============      =============



Class C Shares for the Year
Ended November 30, 2002                   Shares      Dollar Amount

Shares sold                               16,467      $      95,740
Shares redeemed                         (70,188)          (360,386)
                                   -------------      -------------
Net decrease                            (53,721)      $   (264,646)
                                   =============      =============



Class I Shares for the Year
Ended May 31, 2003                        Shares      Dollar Amount

Shares sold                              879,198      $   4,284,084
Shares redeemed                      (1,674,186)        (8,178,155)
                                   -------------      -------------
Net decrease                           (794,988)      $ (3,894,071)
                                   =============      =============



Class I Shares for the Year
Ended November 30, 2002                   Shares      Dollar Amount

Shares sold                            3,022,154      $  17,306,325
Shares redeemed                      (5,727,908)       (33,843,394)
                                   -------------      -------------
Net decrease                         (2,705,754)      $(16,537,069)
                                   =============      =============


5. Commitments:
At May 31, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,257,323 and $2,378,656, respectively.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended May 31, 2003.



May 31, 2003, Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


7. Capital Loss Carryforward:
On November 30, 2002, the Fund had a net capital loss carryforward of $73,502,501, of which $31,708,280 expires in 2009 and $41,794,221 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
On June 13, 2003, the Fund's shareholders approved a plan of reorganization, whereby Merrill Lynch Global Growth Fund, Inc. will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Global Growth Fund, Inc.



May 31, 2003, Mercury Global Holdings, Inc.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and
   Treasurer
Phillip S. Gillespie, Secretary



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260


May 31, 2003, Mercury Global Holdings, Inc.



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state. N/A

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Mercury Global Holdings, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Mercury Global Holdings, Inc.


Date: July 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Mercury Global Holdings, Inc.


Date: July 23, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Mercury Global Holdings, Inc.


Date: July 23, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.